PUMA GLOBAL TRUST NO. 3 QUARTERLY SERVICING REPORT
IN RESPECT TO THE QUARTERLY PERIOD FROM 09 AUGUST 2004 TO 07 NOVEMBER 2004

NOTE INFORMATION

	Class A Notes		A$ Class B Notes
Original Principal Balance of each class of Note at the time of their issue	US$	1,000,000,000	A$	54,000,000
Principal Balance of each class of Note at the end of the immediately preceding Quarterly Payment Date	US$	634,225,800	A$	54,000,000
Amount to be applied towards payment of principal on each class of Note on this Quarterly Payment Date	US$	67,793,300	A$	0
Principal Balance of each class of Note after payments referred to above have been applied	US$	566,432,500	A$	54,000,000
Note Factor at the end of the Quarterly Payment Date		0.566432500		1.000000000
Amount to be applied towards payment of interest on each class of Note on this Quarterly Payment Date	US$	3,110,173	A$	832,687
LIBOR / BBSW in respect of this quarterly period		1.71000%		5.43500%
Rate of interest payable on each class of Note in respect of this quarterly period		1.94000%		6.18500%
SUBORDINATION LEVELS
Moody’s indicative required subordination level at time of issue		2.55%
Standard & Poor’s indicative required subordination level at time of issue		1.67%
Fitch indicative required subordination level at time of issue		2.03%
Initial Subordination Level provided on the Closing Date		3.01%
Actual Subordination Level on this Quarterly Payment Date		5.20%
A$ REDRAW NOTES AND A$ SUBORDINATED NOTES
As at 29 October 2004 no A$ Redraw Notes or A$ Subordinated Notes have been issued
REDRAW FACILITY
Redraw Facility Limit as at 29 October 2004	A$	6,500,000
Redraw Facility Principal at the commencement of this Quarterly Payment Date	A$	250,000
Redraw Facility Principal at the end of this Quarterly Payment Date	A$	250,000
Redraw Facility Principal repaid during the quarterly period	A$	0
Aggregate Subordinate Funded Further Advance Amounts in relation to the Quarterly Payment Date	A$	5,494
Interest paid on Redraw Facility Principal during the quarterly period	A$	3,440
PRINCIPAL CASH BALANCE IN AUD
Principal Cash Balance at the commencement of this Quarterly Payment Date	A$	5,785,010
Principal Cash Balance at the end of this Quarterly Payment Date	A$	5,195,500
INCOME RESERVE IN AUD
Income Reserve at the commencement of this Quarterly Payment Date	A$	0
Income Reserve at the end of this Quarterly Payment Date	A$	0
COLLECTION INFORMATION IN AUD
Collections(1) held by the Trustee in relation to this Quarterly Payment Date	A$	143,312,689
Less: Principal Cash Balance at the end of the Quarterly Payment Date	A$	5,195,500
Less: Income Reserve at the end of the Quarterly Payment Date	A$	0

Collections (other than Principal Cash Balance and Income Reserve) at the end of the Quarterly Payment Date	A$	138,117,189
Less: Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$	0
Less: Collections to be applied towards payment of Expenses of the Trust in respect of this quarterly period	A$	20,215,662

Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$	117,901,527

Principal Collections (net of redraws) in relation to this Quarterly Payment Date	A$	117,901,527
Less: Principal Collections applied or retained by the Trust to be applied towards the acquisition of substitute housing loans	A$	0
Less: Principal Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$	0

Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$	117,901,527

US$ Equivalent of Principal Collections to be applied towards repayment of US$ notes on the Quarterly Payment Date	US$	67,793,300

(1) The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of Redraws

PUMA GLOBAL TRUST NO. 3 QUARTERLY SERVICING REPORT IN RESPECT OF
THE QUARTERLY PERIOD FROM 09 AUGUST 2004 TO 07 NOVEMBER 2004 (continued)

HOUSING LOAN POOL INFORMATION IN AUD

	Number of	Number of	Maximum Current		Minimum Current
	Housing Loans	Housing Loan	Housing Loan		Housing Loan
		Accounts	Balance		Balance
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	5,627	6,732	A$	990,465	A$	0

	Weighted Average	Weighted Average	Maximum	Total Valuation
	Original	Current	Original	of the
	Loan-to-Value	Loan-to-Value	Loan-to-Value	Security
	Ratio	Ratio	Ratio	Properties
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	75.03%	69.92%	95.00%	A$	1,695,681,202

	Outstanding		Outstanding		Outstanding
	Balance of		Balance of		Balance of		Average
	Housing		Fixed Rate		Variable Rate		Current Housing
	Loans		Housing Loans		Housing Loans		Loan Balance
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	A$	1,031,963,967	A$	101,603,236	A$	930,360,731	A$	183,395

Weighted
	Maximum	Average
	Remaining	Remaining	Weighted	Stated
	Term To	Term to	Average	Income
	Maturity	Maturity	Seasoning	Proportion
Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	345 months	329 months	30 months	16.99%

FURTHER ADVANCE INFORMATION IN AUD

Aggregate amount of Further Advances (not being subordinated further advances) made during the period	A$	0

DELINQUENCY INFORMATION

As at the opening of business on November 1, 2004.

			Outstanding
			Balance		Percentage of
	Number		of the		Pool by
	of	Percentage	Applicable		Outstanding
	Housing	of Pool	Delinquent		Balance of
	Loans	by number	Housing Loans		Housing Loans
30 - 59 days	13	0.19%	A$	3,002,199	0.29%
60 - 89 days	6	0.09%	A$	2,114,899	0.20%
90 - 119 days	2	0.03%	A$	465,054	0.05%
Greater than 120 days	4	0.06%	A$	1,213,710	0.12%

Total Arrears	25	0.37%	A$	6,795,862	0.66%

MORTGAGE INSURANCE CLAIMS INFORMATION
Details provided are in respect of the period since the Closing Date to the opening of business on November 1, 2004.

Amount of mortgage insurance claims made:	A$	29,450
Amount of mortgage insurance claims paid:	A$	0
Amount of mortgage insurance claims pending:	A$	29,450
Amount of mortgage insurance claims denied:	A$	0